Coatue Innovative Strategies Fund

Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

	Number of		Fair	Percentage of
	Shares	Cost	Value	Net Assets
Investments in public companies, at fair value
Common Stocks
China
Communication Services
Tencent Holdings Ltd	1,214,799	$97,651,588	$103,497,418	4.3%
Consumer Discretionary
Alibaba Group Holding Ltd.	366,369	8,214,185	8,333,042	0.4%
Information Technology
Xiaomi Corporation	9,484,899	63,024,860	65,816,993	2.8%
Total China		168,890,633	177,647,453	7.5%

Japan
Industrials
Mitsubishi Heavy Industries, Ltd.	1,607,700	39,821,593	42,169,715	1.8%

Sweden
Communication Services
Spotify Technology S.A.	76,962	50,141,069	53,719,476	2.2%
Financials
Klarna Group Plc	26,352	1,054,080	965,801	0.0%
		51,195,149	54,685,277	2.2%
United States
Communication Services
Alphabet Inc. Class A	278,675	67,600,616	67,745,893	2.8%
Alphabet Inc. Class C	87,865	21,320,288	21,399,521	0.9%
Meta Platforms, Inc.	122,744	90,121,044	90,140,738	3.8%
Reddit, Inc.	298,324	45,877,678	68,611,537	2.9%
Consumer Discretionary
Amazon.com, Inc.	100,518	21,770,851	22,070,737	0.9%
Carvana Co.	152,599	47,967,779	57,566,447	2.4%
DoorDash, Inc.	273,292	56,798,267	74,332,691	3.1%
Financials
Neptune Insurance Holdings, Inc. Class A	1,810	36,200	36,200	0.0%
Healthcare
Intuitive Surgical, Inc.	18,897	9,992,461	8,451,305	0.3%
Industrials
GE Vernova Inc.	104,015	49,481,098	63,958,824	2.7%
Eaton Corporation plc	149,698	53,144,359	56,024,477	2.3%
Information Technology
Applied Materials, Inc.	235,468	48,125,562	48,209,718	2.0%
AppLovin Corporation	98,836	39,898,519	71,017,619	3.0%
Broadcom Inc.	159,012	42,670,207	52,459,649	2.2%
Lam Research Corporation	565,131	51,125,157	75,671,041	3.1%
Microsoft Corporation	184,540	92,931,417	95,582,492	4.0%
Oracle Corporation	184,376	34,709,327	51,853,906	2.2%
Snowflake Inc.	116,623	26,425,554	26,304,318	1.1%
Synopsys, Inc.	90,553	41,137,157	44,677,945	1.9%
Utilities
Constellation Energy Corporation	194,759	59,696,180	64,089,344	2.7%
Total United States		900,829,721	1,060,204,402	44.3%

Total Common Stocks		1,160,737,096	1,334,706,847	55.8%

See accompanying notes to Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

September 30, 2025 (Unaudited)

		Number of		Fair	Percentage of
		Shares	Cost	Value	Net Assets
Investments in public companies, at fair value
American Depository Receipts
China
Communication Services
Tencent Holdings Ltd		176,179	$13,906,676	$15,001,642	0.6%
Consumer Discretionary
Alibaba Group Holding Ltd.		84,347	15,120,045	15,075,339	0.7%
Total China			29,026,721	30,076,981	1.3%

Taiwan
Information Technology
Taiwan Semiconductor Co., Ltd.		336,013	66,402,883	93,845,071	3.9%

United Kingdom
Information Technology
ARM Holdings plc.		165,151	21,100,404	23,367,215	1.0%

Total American Depository Receipts			116,530,008	147,289,267	6.2%

Exchange Traded Fund
United States
Crypto Funds
iShares Bitcoin Trust ETF		132,640	8,537,250	8,621,600	0.4%

Total investments in public companies, at fair value			$1,285,804,354	$1,490,617,714	62.4%

Investments in private companies, at fair value
Common Stocks
United Kingdom
Financials
Revolut Group Holdings Ltd. (1)	08/07/2025	67,308	$58,540,938	$58,540,938	2.4%

United States
Financials
Ramp Business Corporation Class A (1)	09/05/2025	101,764	6,614,660	6,614,660	0.3%
Stripe, Inc. (1)	08/13/2025	3,422,513	153,237,851	154,971,388	6.5%
Industrials
Anduril Industries, Inc. Class B (1)	07/21/2025	53,022	2,167,688	2,167,688	0.1%
Anduril Industries, Inc. Class C (1)	07/21/2025	5,769	235,853	235,853	0.0%
Space Exploration Technologies Corp. Class A (1)	08/19/2025	16,241	3,443,092	3,443,092	0.1%
Space Exploration Technologies Corp. Class C (1)	08/19/2025	30,929	6,556,948	6,556,948	0.3%
Total United States			172,256,092	173,989,629	7.3%

Total Common Stocks			230,797,030	232,530,567	9.7%

Preferred Stocks
United States
Financials
Ramp Business Corporation Series E-2 (1)	07/28/2025	436,696	28,385,240	28,385,240	1.2%
Information Technology
Anthropic PBC Series F-1 (1)	08/18/2025	886,728	124,999,918	124,999,918	5.2%
Databricks, Inc. Series K	09/08/2025	433,333	64,999,950	64,999,950	2.7%
Total United States			218,385,108	218,385,108	9.1%

Total Preferred Stocks			218,385,108	218,385,108	9.1%

Convertible Note
United States
Information Technology
OpenAI Global, LLC (1)	08/04/2025	150,000,000	150,000,000	226,080,000	9.5%

Total investments in private companies, at fair value			$599,182,138	$676,995,675	28.3%

See accompanying notes to Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

September 30, 2025 (Unaudited)

	Number of		Fair	Percentage of
	Shares	Cost	Value	Net Assets
Short-Term Investments
State Street Institutional U.S. Government Money Market Fund Opportunity Class(2)	285,594,182	$285,594,182	$285,594,182	11.9%

Investments in public companies, sold short, at fair value
Common Stocks
United States
Communication Services
Alphabet Inc. Class A	21,598	5,190,674	5,250,474	0.2%
Alphabet Inc. Class C	7,904	1,904,207	1,925,019	0.1%
Reddit, Inc.	9,817	2,231,671	2,257,812	0.1%
Total United States		9,326,552	9,433,305	0.4%

Total Common Stocks		9,326,552	9,433,305	0.4%

American Depository Receipts
United Kingdom
Information Technology
ARM Holdings plc.	165,151	23,369,401	23,367,215	1.0%

Total investments in public companies, sold short, at fair value		$32,695,953	$32,800,520	1.4%

(1) Investments are held by wholly-owned SPVs. See Note 1.

(2) The 7-day effective yield as of September 30, 2025 is 4.1%.

See accompanying notes to Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

September 30, 2025 (Unaudited)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
JPY	1,265,565,150	USD	8,677,040	Morgan Stanley Capital Services LLC	12/17/2025	$-	$(49,782)
HKD	45,753,909	USD	5,880,209	State Street Bank and Trust Company	10/3/2025	-	(718)
USD	20,783,842	JPY	2,945,579,853	Goldman Sachs International	12/17/2025	704,056	-
USD	31,033,756	JPY	4,420,177,545	Morgan Stanley Capital Services LLC	12/17/2025	901,753	-
USD	4,126,531	JPY	600,589,941	State Street Bank and Trust Company	12/17/2025	32,357	-
USD	22,759,563	CNH	160,261,460	Goldman Sachs International	3/18/2026	33,071	-
USD	35,974,857	CNH	253,300,765	Morgan Stanley Capital Services LLC	3/18/2026	54,569	-
USD	11,755,415	HKD	91,152,393	Goldman Sachs International	3/18/2026	4,260	-
USD	72,401,038	HKD	561,483,968	Morgan Stanley Capital Services LLC	3/18/2026	15,831	-
USD	96,890,711	HKD	751,386,961	State Street Bank and Trust Company	3/18/2026	27,439	-
USD	3,394,283	HKD	26,331,152	Goldman Sachs International	3/18/2026	-	(268)
USD	5,897,756	HKD	45,753,909	State Street Bank and Trust Company	3/18/2026	-	(731)
						$1,773,336	$(51,499)

See accompanying notes to Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

September 30, 2025 (Unaudited)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Purchased Options - 0.0%
Put Options
PUT TSM 70 01/16/2026	9,668	$67,676,000	70.0	1/16/2026	$140,186
PUT TSM 80 01/16/2026	1,418	$11,344,000	80.0	1/16/2026	$25,524
CALL USD PUT TWD 31.5 12/17/2025	27,300,000	$85,995,000,000	31.5	12/17/2025	$65,657
Call Options
CALL USD PUT CNH 7.5 02/13/2026	102,200,000	$76,650,000,000	7.5	2/13/2026	$17,578
Total Purchased Options		$162,724,020,000			$248,945

See accompanying notes to Schedule of Investments

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments

September 30, 2025 (Unaudited)

1. Organization

Coatue Innovative Strategies Fund (fka, Coatue Innovation Fund) (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company, commenced trading operations on May 12, 2025. Coatue Management, L.L.C. serves as the Fund’s investment adviser (“Coatue” or the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to seek to generate long-term capital appreciation.

The Fund focuses its investment strategies around investing in “Innovation Companies”. For these purposes, “Innovation Companies” include companies operating and investing in the technology, media and telecommunications sectors and/or other sectors disrupted by innovation, including, but not limited to the energy, healthcare, life science, consumer and retail, mobile internet, digital entertainment and ecommerce, cloud computing, machine learning, artificial intelligence, transportation, semiconductors, robotics, logistics and infrastructure (including electric vehicles and related technologies), defense, mobile gaming and financial services sectors. Innovation Companies include companies that the Adviser believes, at the time of investment, are innovating or enabling innovation, regardless of their primary industry classification. This includes companies that (i) operate in adjacent or secondary industries impacted by technological or process innovation, (ii) develop or implement novel approaches to improve existing products, services, or infrastructure, or (iii) are involved in supporting or facilitating innovation, whether through financing, infrastructure, or other means. This encompasses companies across industries, such as companies in the financial services sector (that are embracing financial innovation) or companies in the energy sector (that are benefiting from tailwinds or infrastructure enhancements due to technology adoption/advancement). Innovation Companies include U.S. and non-U.S. private and public companies, including companies in the pre-initial public offering stage of development. The Fund expects to invest in Innovation Companies that develop, deploy, or enable artificial intelligence or “AI” technologies, including generative AI, machine learning, and related innovations, which the Adviser believes have the potential to drive significant disruption and value creation across industries. At times, as part of its investment strategy, the Fund may have a significant portion of its assets allocated to cash or cash-equivalent instruments for liquidity and portfolio management purposes.

The Fund expects to focus on investing in equity securities of Innovation Companies, including common and preferred stock and other securities having equity-like characteristics such as convertible securities, warrants, options and similar equity-linked instruments. The Fund also may invest in debt instruments, including corporate notes, loans and other debt-like instruments, such as structured credit products and hybrid debt-equity investments with equity upside potential, such as asset-backed securities. The Fund also may engage in more complex strategies by investing in derivative instruments, including options, swaps, forward and futures contracts, to manage risk or to protect the portfolio during periods of volatility, or to gain specific market exposure or enhance returns. The Fund intends to invest in currency-related instruments, including foreign currency forwards or foreign exchange hedges to mitigate currency risks arising from non-U.S. investments. The Fund may utilize both over-the-counter and exchange traded derivative instruments. Additionally, the Fund intends to engage in short sales against the box, which involve selling a security short while holding an equivalent long position in the same security. These transactions are typically undertaken to hedge downside risk, manage tax liabilities, or preserve portfolio value during periods of market volatility.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50-80% of its assets to public assets and 20-50% of its assets to private assets. The Fund may maintain its assets in money market securities, cash or cash-equivalent instruments, for portfolio management and liquidity purposes. The Fund's investments also may include those of other registered investment companies, such as exchange-traded funds (“ETFs”).

The Fund’s Board of Trustees (the “Board”) provides broad oversight over the Adviser’s implementation of the Fund’s operations and affairs. A majority of the Fund’s Board is comprised of persons who are not “interested persons” (as defined in the Investment Company Act) (the “Independent Trustees”).

The consolidated financial statements of the Fund include its wholly owned subsidiaries: Coatue CTEK 1 LLC (0.10%), Coatue US 119 LLC (0.42%), Coatue US 133 LLC (2.45%), Coatue US 135 LLC (6.48%), Coatue US 136 LLC (1.46%), Coatue US 139 LLC (9.46%) and Coatue US 151 LLC (5.23%).

The Fund may make investments through its subsidiaries. Such subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any subsidiary. To the extent applicable to the investment activities of a subsidiary, the subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such subsidiary to determine compliance with its investment policies. All intercompany balances and transactions have been eliminated in consolidation.

The Consolidated Schedule of Investments of the Fund include the accounts of the subsidiaries.

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments (continued)

September 30, 2025 (Unaudited)

2. Fair Value Measurements

The Board has designated the Adviser as its “valuation designee”, as defined in Rule 2a-5 under the Investment Company Act, to determine fair value in good faith for all applicable investments made by the Fund.

The Fund follows FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Under ASC 820, unadjusted quoted market prices in active markets typically are the best evidence of the fair value of a financial instrument. If reliable quoted market prices in active markets are not available, fair value may be estimated using a variety of methods depending on the nature of the instrument and the manner in which it is traded. ASC 820 classifies the inputs used to measure fair values into the following hierarchies:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Investments in private investment companies measured using net asset value (“NAV”) as a practical expedient are not categorized within the fair value hierarchy.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Adviser’s assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Adviser in determining fair value is greatest for investments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in Public Companies and Investments in Public Companies, Sold Short

Investments in public companies and investments in public companies, sold short that are freely tradable and are listed on major securities exchanges are valued at their closing price as of the valuation date. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

Derivative Contracts

The Adviser records its derivative activities at fair value. Gains and losses from derivative contracts are included in net realized gain (loss) on derivative contracts and net change in accumulated unrealized appreciation (depreciation) on derivative contracts in the Statement of Operations. Derivative contracts may include foreign currency exchange contracts, total return swaps and option contracts related to foreign currencies and equity prices.

Option contracts

The fair value of options which are listed on major security exchanges are valued at their last reported sales price as of the valuation date or based on the midpoint of the bid/ask spread at the close of business. Depending on the frequency of trading, options are generally categorized in Level 1 or 2 of the fair value hierarchy.

Options which are traded on over-the-counter (“OTC”) markets are generally valued using indicative broker quotes derived from pricing models that are widely accepted by marketplace participants. OTC options are generally categorized in Level 2 of the fair value hierarchy.

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments (continued)

September 30, 2025 (Unaudited)

2. Fair Value Measurements (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Derivative Contracts (continued)

Total return swaps

Total return swaps may be centrally cleared or traded on the OTC market. The fair value of total return swaps is recorded at the swap contract’s net equity value. Net equity is calculated by determining the notional fair value of the assets and liabilities underlying the swap contracts. The notional fair values of the underlying securities, which are typically investments in public companies or investments in public companies, sold short, are consistent with the valuation procedures discussed above. Total return swaps are generally classified in Level 2 of the fair value hierarchy.

Foreign Currency Exchange Contracts

The Adviser values foreign currency exchange contracts based on the terms of the contract (including the notional amount and contract duration) and using observable inputs, such as currency exchange rates. Foreign currency contracts are generally categorized in Level 2 of the fair value hierarchy.

Investments in private companies

The Fund’s investment in private companies typically consist of common and preferred stock. The transaction price is typically the Adviser’s best estimate of fair value at both investment inception and continuing through the first six months to one year following the initial investment, absent the occurrence of any material events that could affect that price. Following an initial investment, the Adviser will generally view the transaction price for subsequent completed financing rounds as an appropriate indicator of fair value. The Adviser will typically take the following factors, among possible others, regarding the relevant financing round into account when determining whether a subsequent financing round is indicative of fair value: whether the financing round was an arms’ length transaction; whether the round included participation by one or more sophisticated and unrelated new investors; whether the financing round involved a forced sale or a fire sale; new investor participation in the financing round; size of the financing round; and strategic investor participation in the financing round. In addition to new financing rounds that have occurred, the Adviser may also consider prospective transactions or financing rounds (to the extent known), when considering the appropriate fair value for a private company.

The Adviser also values private companies using an income approach, a market approach, scenario analysis and/or underlying assets approach (described below). In certain instances, the Adviser may use multiple valuation approaches for a particular investment and estimate its fair value based on a weighted average or a selected outcome within a range of multiple valuation results. The decision to use a valuation approach will depend on the investment type and the information available.

Inputs used under an income approach may include annual projected cash flows for each investment through their expected remaining economic life discounted to present value using appropriate risk-adjusted discount rates. These cash flow assumptions may be probability-weighted to reflect the risks associated with achieving expected performance levels across various business scenarios. Inputs used under an income approach may include an assessment of the credit profile of the private company as of the measurement date, the operating performance of the private company, trends in the liquidity and financial leverage ratios as of the measurement date, and an assessment of the private company’s business enterprise value and liquidation value.

Inputs used under a market approach may include valuation multiples applied to corresponding performance metrics, such as earnings before interest, taxes, depreciation, and amortization, revenue or net earnings. The selected valuation multiples were estimated through a comparative analysis of the performance and characteristics of each investment within a range of comparable companies or transactions in the observable marketplace. In addition, recent merger and acquisition transactions of comparable companies may be used as a basis to develop implied valuation multiples. Investment valuations using the market approach may also consider factors such as liquidity, credit, and market risk factors of the private company.

Inputs used under a scenario analysis use a forward-looking method that considers one or more possible future scenarios and the associated payoff to each class of equity across each exit scenario. Scenarios are calibrated to the entry price or most recent transaction and adjusted based on company specific and market performance. In addition to this, when deemed appropriate, a weighting is applied to encapsulate movements in public markets. The magnitude of the weighting is dependent on various factors, including but not limited to, the company’s stage of development, relevant public company comparables, etc. This method is typically utilized for early-stage investments.

Inputs used under an underlying assets approach are based on the fair value of the assets and liabilities of the company. This approach is typically not applied to a going concern business.

Once the enterprise value has been determined for the private company based on one or more of the methodologies described above, the value per unit, or the concluded price per share of each class of security is typically determined in accordance with the following allocation methodologies:

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments (continued)

September 30, 2025 (Unaudited)

2. Fair Value Measurements (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Investments in private companies (continued)

The waterfall approach follows the commonly accepted practice that the fair value of a subject equity security is equal to a subject company’s enterprise value less the liquidation preference of all securities senior to the subject security, plus the value of the subject company’s non-operating assets. Non-operating assets typically consist of cash and cash equivalents.

The option pricing methodology is a forward-looking allocation of value method that considers the current equity value and then allocates the value to the various classes of equity based on the preferred shareholders’ liquidation preferences, participation rights, dividend policy and conversion rights. An OPM may be used where, among other possible circumstances, an Initial Public Offering does not seem to be a likely exit opportunity and instead there is more likely to be a liquidation or acquisition scenario.

The common stock equivalent methodology assumes an equal price for every share class in the capital structure. Effectively, this method considers all shares to be common on a fully diluted basis. It may be employed where, among other possible scenarios, the Adviser believes that the most likely outcome for a company is an Initial Public Offering or when the Adviser determines that the liquidation rights and preferences that attach to a particular security will not be met.

The Adviser may, in its discretion, also determine to engage a third-party service provider, which will typically be a valuation firm, to assist with any testing. The Adviser may use methodologies for determining the value per unit of accounting other than those described above provided that they are consistent with ASC 820 and such valuations are approved by the valuation committee.

Investments in private companies are generally categorized in Level 3 of the fair value hierarchy.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in public companies
Common Stocks
China	$177,647,453	$-	$-	$177,647,453
Japan	42,169,715	-	-	42,169,715
Sweden	54,685,277	-	-	54,685,277
United States	1,060,204,402	-	-	1,060,204,402
American Depository Receipts
China	30,076,981	-	-	30,076,981
Taiwan	93,845,071	-	-	93,845,071
United Kingdom	23,367,215	-	-	23,367,215
Exchange Traded Fund		-
United States	8,621,600	-	-	8,621,600
Total investments in public companies	$1,490,617,714	$-	$-	$1,490,617,714

Investments in private companies
Common Stocks
United Kingdom	$-	$-	$58,540,938	$58,540,938
United States	-	-	173,989,629	173,989,629
Preferred Stocks
United States	-	-	218,385,108	218,385,108
Convertible Note
United States	-	-	226,080,000	226,080,000
Total investments in private companies	$-	$-	$676,995,675	$676,995,675

Short-Term Investments	$285,594,182	$-	$-	$285,594,182

Derivative contracts
Equity Options	$-	$165,710	$-	$165,710
Foreign Currency Options	-	83,235	-	83,235
Foreign Currency Exchange Contracts	-	1,773,336	-	1,773,336
Total derivative contracts	$-	$2,022,281	$-	$2,022,281

Total Assets, at fair value	$1,776,211,896	$2,022,281	$676,995,675	$2,455,229,852

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments (continued)

September 30, 2025 (Unaudited)

2. Fair Value Measurements (continued)

The following table presents information about the Fund’s liabilities measured at fair value as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Liabilities (at fair value)

Investments in public complanies, sold short
Common Stocks
United States	$9,433,305	$-	$-	$9,433,305
American Depository Receipts
United Kingdom	23,367,215	-	-	23,367,215
Investments in public complanies, sold short	$32,800,520	$-	$-	$32,800,520

Derivative contracts
Foreign Currency Exchange Contracts	$-	$51,499	$-	$51,499
Total derivative contracts	$-	$51,499	$-	$51,499

Total Liabilities, at fair value	$32,800,520	$51,499	$-	$32,852,019